                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date earliest event reported): August 1, 2000


                         WFS Receivables Corporation 2
              -----------------------------------------------------
              (Exact name of co-registrant as specified in charter)


          Nevada                        333-40776               Applied for
----------------------------           -----------           ------------------
(State or other jurisdiction           (Commission             (IRS employer
    of incorporation)                  file number)          identification no.)


               6655 West Sahara, Las Vegas, Nevada       89102
               --------------------------------------------------
               (Address of principal executive offices)(Zip code)


Registrant's telephone number, including area code: (702) 227-8100


This filing relates to Registration Statement No. 333-40776

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

         Exhibit 23.3: Consent of PricewaterhouseCoopers LLP

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       WFS RECEIVABLES CORPORATION


Date:  Aug 1, 2000                    /s/ Mark Olson
                                          --------------------------
                                          Mark Olson, Vice President

                                INDEX TO EXHIBITS


Exhibit No.       Description                                          Page
-----------       -----------                                          ----

   23.3           Consent of PricewaterhouseCoopers LLP